MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.








FUND LOGO








Quarterly Report

February 28, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

























Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


Economic Environment
In its sixth year of expansion, the US economy continues on a course of moderate growth. Virtually all economic sectors show no sign of excessive strengthening or weakening. Nevertheless, while the current expansion has been noninflationary for some time now, tight labor markets have skewed inflation risks to the upside. As such, in a preemptive tightening, the Federal Reserve Board increased the Federal Funds rate 25 basis points (0.25%) on March 25, 1997 to 5.50%.

Gross domestic product (GDP) rose a surprisingly strong 3.8% in the fourth quarter of 1996. However, much of the strength was attributable to an increase in net fourth quarter exports correct-ing for a weak third quarter. Recent strengthening of the US dollar compared to currencies abroad are expected to limit export growth in the first quarter of 1997. As such, we expect GDP growth to decline into a more modest 2.0%--2.5% range in the first quarter of 1997. Real consumer spending increased at a 3.4% rate in the fourth quarter, slightly above the 2.7% rate for all of 1996. The fourth quarter rise reflected a 3.8% jump in spending for services. However, this pickup should recede, as services spending rose at just a 2.3% average annual rate during the current 1990 expansion. Recently, we have seen that housing growth has tempered. New housing starts, which ran at a 1.47 million unit pace in 1996, declined to a
1.41 million pace over the three-month period ended February 28, 1997. The National Association of Purchasing Managers (NAPM) Index was reported at 52 in January, indicating a modest expansion. More importantly, underlying data indicates no backlogs or building inflationary pressures through various stages of production. Nevertheless, consumer confidence still remains high. The consumer confidence index was reported at 118.7 in January, its highest level since July 1989.

Overall, inflation remains at its lowest rate in more than 30 years. In 1996, the core consumer price index rose 2.5% while the core producer price index rose just 0.6%. Regardless, the Federal Reserve Board remains committed to restraining inflationary pressures and future Federal Reserve Board policy remains contingent on future events rather than on events that have already occurred. In his Humphrey-Hawkins testimony before Congress, Federal Reserve Board Chairman Alan Greenspan stated his concern that with the US economy nearing full employment, future wage demands may "endanger the maintenance of the low-inflation environment." Given those concerns, the Federal Reserve Board decided in favor of a tightening of monetary policy. While further tightening may or may not be imminent, current monetary policy still remains somewhat restrictive by historical standards. With the Federal Funds rate at 5.50% and core inflation at 2.5%, the real Federal Funds rate is at 3.00%, or a 125 basis points above the 40-year average and 95 basis points above the 10-year average.

Portfolio Strategy
During the quarter ended February 28, 1997, US interest rates increased as investors priced in the likelihood of a policy tightening by the Federal Reserve Board. The one-year US Treasury bill yield rose 32 basis points to 5.67%, while the 30-year US Treasury bond yield rose 44 basis points to 6.80%. Despite the jump in interest rates, the Fund's beginning and closing net asset values were virtually unchanged during the February quarter. (Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.)

The adjustable rate mortgage securities (ARMS) market turned in an exceptionally strong performance during the three-month period ended February 28, 1997. Despite an unusually large amount of ARMS put up for sale during the period (over $4.0 billion), demand forces overwhelmed supply forces. As a result, ARM yield spreads narrowed 15 basis points--20 basis points causing ARM prices to rise 0.50%-- 0.75%. While ARM prices rose and are approaching historical highs, we strongly believe the ARM market still offers exceptional value from both a fundamental and technical aspect. Fundamentally, ARMS still enjoy substantial yield and cash flow advantages on a duration adjusted basis, compared to short corporate securities and money market alternatives. Technically, yield spreads and relative price movements should remain firm because of the recent reintroduction of ARM Real Estate Mortgage Investment Conduits (REMICs). ARM REMICs, whereby ARM cash flows are structured into several classes each with varying risk and return characteristics, have been met with unprecedented investor demand. As a result, we expect to see additional ARM REMICs created in 1997, providing an underlying support level or possibly further narrowing ARM yield spreads. In addition, ARM origination still remains approximately 20% of overall mortgage origination. Low origination should help keep overall ARM supply low and limit any over supply from widening ARM yield spreads.

Our strategy going forward will focus on ARMS with outstanding cash flow characteristics. We will continue to heavily emphasize the seasoned ARMS sector, since its slower prepayment profile, which enhanced the Fund's performance in 1996, may continue to benefit returns in 1997. In addition, because of their lower effective duration, seasoned ARMS should limit fluctuations in the Fund's net asset values during a period of high interest rate volatility. Finally, although we do not believe the current economic environment warrants a further tightening of monetary policy, the current portfolio structuring will be defensively biased.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager


March 26, 1997



As of December 31, 1996, N. John Hewitt retired as Senior Vice Presi-dent of the Fund. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares++
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning     Ending       Distributed            Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.110              -0.21%
1995                            9.33        9.53             --                0.606              +8.86
1996                            9.53        9.63             --                0.587              +7.42
1/1/97--2/28/97                 9.63        9.63             --                0.081              +1.02
                                                                              ------
                                                                        Total $1.384

                                                           Cumuative total return as of 2/28/97: +17.88%**


Performance
Summary--
Class B Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning     Ending       Distributed            Paid*            % Change***
8/2/91--12/31/91              $10.00       $9.99             --               $0.268              +2.60%
1992                            9.99        9.77             --                0.497              +2.84
1993                            9.77        9.73             --                0.313              +2.83
1994                            9.73        9.33             --                0.386              -0.14
1995                            9.33        9.54             --                0.533              +8.13
1996                            9.54        9.60             --                0.512              +6.16
1/1/97--2/28/97                 9.60        9.61             --                0.071              +1.00
                                                                              ------
                                                                        Total $2.580

                                                          Cumulative total return as of 2/28/97: +25.61%***


Performance
Summary--
Class C Shares
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning     Ending       Distributed            Paid*            % Change***
10/21/94--12/31/94             $9.46       $9.33             --               $0.095              -0.37%
1995                            9.33        9.54             --                0.528              +8.08
1996                            9.54        9.61             --                0.509              +6.23
1/1/97--2/28/97                 9.61        9.62             --                0.070              +0.99
                                                                              ------
                                                                        Total $1.202

                                                          Cumulative total return as of 2/28/97: +15.51%***


Performance
Summary--
Class D Shares++
                                Net Asset Value        Capital Gains         Dividends
Period Covered               Beginning     Ending       Distributed            Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.289              +2.82%
1992                            9.99        9.77             --                0.547              +3.36
1993                            9.77        9.73             --                0.362              +3.35
1994                            9.73        9.32             --                0.434              +0.26
1995                            9.32        9.53             --                0.582              +8.69
1996                            9.53        9.60             --                0.562              +6.82
1/1/97--2/28/97                 9.60        9.61             --                0.077              +1.08
                                                                              ------
                                                                        Total $2.853

                                                          Cumulative total return as of 2/28/97: +29.24%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
 ++As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                  2/28/97    11/30/96  2/29/96      % Change     % Change
Class A Shares*                                    $9.63      $9.63     $9.52        +1.16%        0.00%
Class B Shares*                                     9.61       9.62      9.53        +0.84        -0.10
Class C Shares*                                     9.62       9.62      9.53        +0.94         0.00
Class D Shares*                                     9.61       9.61      9.52        +0.95         0.00
Class A Shares--Total Return*                                                        +7.54(1)     +1.54(2)
Class B Shares--Total Return*                                                        +6.38(3)     +1.24(4)
Class C Shares--Total Return*                                                        +6.45(5)     +1.34(6)
Class D Shares--Total Return*                                                        +7.05(7)     +1.48(8)
Class A Shares--Standardized 30-day Yield           5.84%
Class B Shares--Standardized 30-day Yield           5.34%
Class C Shares--Standardized 30-day Yield           5.28%
Class D Shares--Standardized 30-day Yield           5.61%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.595 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.519 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.516 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.570 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.141 per share ordinary income dividends.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +7.42%         +3.13%
Inception (10/21/94) through 12/31/96      +7.29          +5.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +6.16%         +2.16%
Five Years Ended 12/31/96                  +3.92          +3.92
Inception (8/2/91) through 12/31/96        +4.11          +4.11

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/96                        +6.23%         +5.23%
Inception (10/21/94) through 12/31/96      +6.31          +6.31

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +6.82%         +2.55%
Five Years Ended 12/31/96                  +4.45          +3.61
Inception (8/2/91) through 12/31/96        +4.64          +3.86

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                      Face                                                                           Percent of
                    Index            Amount                 Issue                           Cost            Value    Net Assets
Adjustable Rate*  Certificate   $  4,412,760  Federal National Mortgage
Mortgage-Backed   of Deposit                  Association, #307622, 7.401% due
Obligations**     Indexed                     4/01/2023                                $  4,539,599     $  4,556,880    3.37%
                  Obligations

                  Constant                    Federal Home Loan Mortgage
                  Maturity                    Corporation:
                  Treasury         2,255,788    #645073, 7.769% due 5/01/2015             2,293,854        2,334,237    1.72
                  Indexed          4,089,767    #606108, 7.679% due 9/01/2019             4,171,722        4,275,074    3.16
                  Obligations      2,830,844    #775194, 7.212% due 3/01/2020             2,838,553        2,906,031    2.15
                                      65,626    #785173, 7.416% due 8/01/2020                67,143           66,682    0.05
                                   3,260,829    #845139, 7.957% due 3/01/2022             3,310,332        3,413,697    2.52
                                   5,507,252    #845535, 7.838% due 10/01/2023            5,613,052        5,767,965    4.26
                                   8,120,873    #755170, 7.718% due 8/01/2031             8,394,953        8,345,496    6.16
                                              Federal National Mortgage
                                              Association:
                                     536,634    #21041, 6.93% due 10/01/2013                552,062          534,010    0.39
                                   1,568,049    #21059, 7.29% due 11/01/2013              1,613,131        1,563,016    1.16
                                   1,216,726    #20293, 7.37% due 9/01/2015               1,251,707        1,206,944    0.89
                                   4,693,426    #142069, 7.261% due 12/01/2021            4,790,228        4,848,168    3.58
                                   2,153,771    #181278, 7.339% due 9/01/2022             2,208,248        2,204,250    1.63
                                   4,530,932    #200009, 7.563% due 2/01/2023             4,547,512        4,668,990    3.45
                                   6,103,173    #291252, 7.99% due 8/01/2024              6,181,387        6,344,431    4.69
                                   1,088,994    #309653, 7.22% due 5/01/2025              1,114,800        1,110,436    0.82
                                   2,588,115    #324905, 7.322% due 9/01/2025             2,614,409        2,683,456    1.98
                                   8,388,397  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a) 92-35-A1,
                                              8.284% due 10/01/2022                       8,598,107        8,566,651    6.33
                  Cost of Funds    3,936,707  DLJ Mortgage Acceptance Corp., REMIC
                  Indexed                     (a) 91-6-A1, 7.83% due 9/01/2021            4,004,062        3,973,614    2.94
                  Obligations

                  London           6,133,500  Federal National Mortgage Association,
                  Interbank                   #305729, 7.685% due 2/01/2025               6,316,002        6,348,173    4.69
                  Offered Rate                Resolution Trust Corporation,
                  Indexed                     REMIC (a):
                  Obligations      6,510,813    91-M7-B, 7.50% due 1/25/2021              6,510,813        6,530,671    4.82
                                  15,005,441    92-C1-B, 7.75% due 8/25/2023             14,452,363       15,017,164   11.09
                                  12,000,000  Saxon Mortgage Securities
                                              Corporation, REMIC (a) 92-3-B, 7.879%
                                              due 11/25/2022                             12,250,508       12,150,000    8.97

                                              Total Investments in Adjustable Rate
                                              Mortgage-Backed Obligations               108,234,547      109,416,036   80.82


Derivative                        15,295,128  Capstead Mortgage Securities
Mortgage-Backed                               Corporation II, REMIC (a) 93-2I-A3,
Obligations**--                               0.50% due 9/25/2023                           230,506           76,476    0.06
Interest Only (b)                 63,206,695  DLJ Mortgage Acceptance Corp., REMIC
                                              (a) 92-6-A1, 0.641% due 7/25/2022             899,871          644,708    0.48
                                      79,335  Federal Home Loan Mortgage
                                              Corporation, REMIC (a)(c) 92-1363-C,
                                              371% due 8/15/2022                          1,304,123          661,653    0.49
                                         124  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a) 92-1-A9,
                                              42,989% due 2/25/2022                          24,475           16,892    0.01
                                              Sears Mortgage Securities Corp.,
                                              REMIC (a):
                                       4,185    91-K-A4, 5,832% due 9/25/2021               554,966          395,504    0.29
                                  33,133,676    92-12-A3, 0.51% due 7/25/2022               381,149          367,577    0.27

                                              Total Investments in Derivative
                                              Mortgage-Backed Obligations--Interest
                                              Only                                        3,395,090        2,162,810    1.60

Fixed Rate                         4,144,214  Resolution Trust Corporation, REMIC
Mortgage-Backed                               (a) 92-CHF-B, 7.15% due 12/25/2020          4,193,393        4,145,509    3.06
Obligations**
                                              Total Investments in Fixed Rate
                                              Mortgage-Backed Obligations                 4,193,393        4,145,509    3.06

                                              Total Investments in Mortgage-Backed
                                              Obligations                               115,823,030      115,724,355   85.48


US Government                                 United States Treasury Notes:
Obligations                        7,000,000    6.125% due 8/31/1998                      6,969,922        7,016,380    5.18
                                   7,000,000    6% due 8/15/1999                          6,923,984        6,971,580    5.15

                                              Total Investments in US Government
                                              Obligations                                13,893,906       13,987,960   10.33


Short-Term        Repurchase       5,423,000  Nikko Securities International, Inc.,
Securities        Agreements***               purchased on 2/28/1997 to yield 5.37%
                                              to 3/03/1997                                5,423,000        5,423,000    4.01

                                              Total Short-Term Securities                 5,423,000        5,423,000    4.01

                                              Total Investments                        $135,139,936      135,135,315   99.82
                                                                                       ============
                                              Other Assets Less Liabilities                                  245,284    0.18
                                                                                                        ------------  -------
                                              Net Assets                                                $135,380,599  100.00%
                                                                                                        ============  =======
                  Net Asset Value: Class A--Based on net assets of $827,837 and
                                            85,940 shares outstanding                                   $       9.63
                                                                                                        ============
                                   Class B--Based on net assets of $114,013,405
                                            and 11,862,695 shares outstanding                           $       9.61
                                                                                                        ============
                                   Class C--Based on net assets of $7,119,755 and
                                            740,438 shares outstanding                                  $       9.62
                                                                                                        ============
                                   Class D--Based on net assets of $13,419,602 and
                                            1,397,107 shares outstanding                                $       9.61
                                                                                                        ============

                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
               ***Repurchase Agreements are fully collateralized by US
                  Government & Agency Obligations.
               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the London Interbank Offered Rate.